UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	December 13, 2023

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or Other Jurisdiction of) Incorporation	(Commission File Number)	(IRS Employer Identification No.)

15 Secor Road, Brookfield, CT	06804
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market

Item 2.02.	Results of Operations and Financial Condition.

On December 13, 2023, Photronics, Inc. (the “Company”) issued a press release reporting fourth quarter fiscal 2023 results.

A copy of the press release is furnished as Exhibit 99.1 to this report.  The information contained in this Item 2.02 and the attached Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

On December 13, 2023, the Company will conduct a conference call during which certain unaudited, non-GAAP financial information related to the Company’s operations for its fiscal 2023 full year and the three months ended October 31, 2023 may be disclosed. This information is set forth in Exhibit 99.7.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release December 13, 2023.
99.2	Condensed Consolidated Statements of Income.
99.3	Condensed Consolidated Balance Sheets.
99.4	Condensed Consolidated Statements of Cash Flows.
99.5	Reconciliation of GAAP to Non-GAAP Financial Information.
99.6	Reconciliation of GAAP to Non-GAAP Financial Information (cont.).
99.7	Photronics Q4 2023 Financial Results Conference Call December 13, 2023 slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

By:	/s/ Richelle E. Burr
	Name:	Richelle E. Burr
	Title:	Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary

Date: December 13, 2023